UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 9, 2017

Federal Home Loan Bank of New York
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51397	136400946
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 Park Avenue, New York, New York		10178-0599
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-441-6616

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors.

On November 9, 2017, the Federal Home Loan Bank of New York ("FHLBNY") announced that:

1. Mr. Gerald H. Lipkin, President and Chief Executive Officer, Valley National Bank, Wayne, NJ, was re-elected by the FHLBNY’s eligible New Jersey members on November 6, 2017 to serve as a Member Director on the FHLBNY’s Board of Directors ("Board") representing FHLBNY members in New Jersey for a term of four years commencing on January 1, 2018;

2. Mr. Joseph R. Ficalora, President and CEO, New York Community Bank, Westbury, NY, was elected by the FHLBNY’s eligible New York members on November 6, 2017 to serve as a Member Director on the FHLBNY’s Board of Directors representing FHLBNY members in New York for a term of fours year commencing on January 1, 2018;

3. Mr. Carlos J. Vázquez, Chief Financial Officer and Executive Vice President, Banco Popular de Puerto Rico, San Juan, PR, was re-elected by the FHLBNY’s eligible Puerto Rico & U.S Virgin Islands members on November 6, 2017 to serve as a Member Director on the FHLBNY’s Board of Directors representing FHLBNY members in Puerto Rico & U.S. Virgin Islands for a term of four years commencing on January 1, 2018; and

4. Mr. Michael M. Horn, Partner of McCarter & English, LLP, Newark, NJ, and Mr. Larry E. Thompson, Vice Chairman of The Depository Trust & Clearing Corporation, New York, NY, were both re-elected by eligible members throughout the FHLBNY’s membership district (i.e., New Jersey, New York and Puerto Rico & the U.S. Virgin Islands) on November 6, 2017 to serve as Independent Directors on the Board commencing on January 1, 2018 for a term of four years each (Mr. Ficalora, Mr. Horn, Mr. Lipkin, Mr. Thompson and Mr. Vázquez, collectively, the "Elected Directors").

A copy of a report being sent to FHLBNY stockholders providing detailed information about this matter, including biographical information about the Elected Directors, is attached as Exhibit 99.1.

The election of the Elected Directors took place in accordance with the rules governing the election of Federal Home Loan Bank directors contained in the Federal Home Loan Bank Act and in the related regulations of the Federal Housing Finance Agency ("FHFA"), the regulator of the Federal Home Loan Banks. As of the time of this filing, none of the Elected Directors has been named to serve on any committee of the Board for 2018; further, whether the Elected Directors are expected to be named to serve on any committee of the Board for 2018 has not yet been determined. (Mr. Horn, Mr. Lipkin, Mr. Thompson and Mr. Vázquez currently serve on the Board; their terms expire on December 31, 2017. Mr. Horn currently serves as the Chair of the Board and Chair of the Executive Committee. Mr. Lipkin currently serves on the Board’s Compensation and Human Resources, Risk, and Strategic Planning Committees. Mr. Thompson currently serves on the Board’s Audit and Housing Committees, and is Vice Chair of the Board’s Risk Committee. Mr. Vázquez currently serves on the Board’s Risk and Strategic Planning Committees, and serves as the Chair of the Board’s Technology Committee.)

Compensation of the Elected Directors (and of all other Directors) will be in accordance with a 2018 Director Compensation Plan ("Compensation Plan") which was approved by the Board on June 23, 2017 and which then received no objection from the FHLBNY’s regulator. With respect to Director fee opportunities: (i) the maximum fee opportunity for 2018 for the Chair of the Board will be $127,500; (ii) the maximum fee opportunity for 2018 for the Vice Chair of the Board will be $112,500; (iii) the maximum fee opportunity for 2018 for a Director serving as a Board Committee Chair will be $112,500; however, such Director will not receive any additional fee opportunity if he or she serves as Chair of more than one Committee, and, in addition, the Board Chair and Board Vice Chair will not receive any additional fee opportunity for serving as a Chair of one or more Committees; and (iv) the maximum fee opportunity for 2018 for Directors other than the Chair, the Vice Chair, and the Committee Chairs will be $102,500. A copy of the Compensation Plan can be found in the FHLBNY’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017 filed with the U.S. Securities and Exchange Commission.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Elected Directors discussed in Item 5.02 of this Current Report on Form 8-K were not elected during the course of any annual or special meeting of the FHLBNY’s security holders, or as the result of a proxy solicitation. They were elected, in accordance with FHFA regulations, by direct vote of the FHLBNY’s eligible security holders. For each open seat, eligible security holders were given the opportunity to cast their votes in favor of a candidate running for the open seat. Security holders did not have the option to cast a vote against a particular candidate, or to cast an ‘abstaining’ vote.

With regard to the election held to fill the one open Member Directorship representing New Jersey members, 107 FHLBNY members in New Jersey were eligible to vote. Of this number, 61 members voted, representing 57.00% of total eligible voting participants. The total number of eligible votes that could be cast for the one open New Jersey Member Directorship was 2,729,780. Mr. Lipkin received 882,046 votes.

In addition to Mr. Lipkin, the following persons were on the ballot: Mr. Paul M. Aguggia, Chairman, President and CEO, Clifton Savings Bank, Clifton, NJ, who received 531,464 votes; and Mr. Steven M. Goldberg, Chairman, Bogota Savings Bank, Teaneck, NJ, who received 223,944 votes.

With regard to the election held to fill the one open Member Directorship representing New York members, 213 FHLBNY members in New York were eligible to vote. Of this number, 114 members voted, representing 53.52% of total eligible voting participants. The total number of eligible votes that could be cast for the one open New York State Member Directorship was 10,460,482. Mr. Ficalora received 2,182,717 votes.

In addition to Mr. Ficalora, the following persons were on the ballot: Mr. Brian E. Hickey, Executive Vice President, Manufacturers and Traders Trust Company, Rochester, NY, who received 1,265,674 votes; Mr. John M. Tolomer, President and CEO , The Westchester Bank, White Plains, NY, who received 887,264 votes; Mr. John H. Buhrmaster, President and CEO, First National Bank of Scotia, Scotia, NY, who received 702,230 votes; Mr. Lawrence A. Heilbronner-Kolthoff, Executive Vice President, CFO and Director, The Canandaigua National Bank & Trust Company, Canandaigua, New York, who received 425,457 votes; and Mr. Stephen V. DeRaddo, EVP and Chief Development Officer, The Lyons National Bank, Geneva, NY who received 102,895 votes.

With regard to the election held to fill the one open Member Directorship representing Puerto Rico & U.S. Virgin Islands members, 8 FHLBNY members in Puerto Rico & U.S. Virgin Islands were eligible to vote. Of this number, 5 members voted, representing 62.50% of total eligible voting participants. The total number of eligible votes that could be cast for the one open Puerto Rico & U.S. Virgin Islands Member Directorships was 913,070. Mr. Vázquez received 731,290 votes.

In addition to Mr. Vázquez, the following persons were on the ballot: Mr. Luis F. Aldea, Vice President and Treasurer, Scotiabank de Puerto Rico, San Juan, PR, who received 39,402 votes; and Mr. Rafael Bonilla, General Counsel and Corporate Secretary, Banco Santander Puerto Rico, San Juan, PR, who received 33,157 votes.

With regard to the election held to fill the two open Independent Director seats, 328 FHLBNY members were eligible to vote. Of this number, 180 members voted, representing 54.87% of total eligible voting participants. The total number of eligible votes that could be cast for each of the two open Independent Directorships was 14,103,332. To be elected as an Independent Director, each candidate needed to receive at least 20 percent of the total number of eligible votes, and this threshold was passed by both candidates:

• Mr. Thompson received 7,288,004 votes, representing 51.67% of the total number of eligible votes.

• Mr. Horn received 6,954,880 votes, representing 49.31% of the total number of eligible votes.

Item 8.01 Other Events.

On November 9, 2017, the FHLBNY issued a 2017 Director Election Report to FHLBNY security holders announcing New Jersey, New York and Puerto Rico & U.S. Virgin Islands Member Director and districtwide Independent Director election results. A copy of the Report is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 2017 Director Election Report to FHLBNY security holders announcing New Jersey, New York and Puerto Rico & U.S. Virgin Islands Member Director and districtwide Independent Director election results, dated November 9, 2017.

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Exhibit Index

Exhibit No.	Description

99.1	2017 Director Election Report to FHLBNY security holders announcing New Jersey, New York and Puerto Rico & U.S. Virgin Islands Member Director and districtwide Independent Director election results, dated November 9, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of New York

November 9, 2017	By:	/s/ Kevin M. Neylan

Name: Kevin M. Neylan
Title: Senior Vice President and Chief Financial Officer

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